UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 27, 2007

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 Woodcliff Drive, Suite 300, Fairport, NY 14450
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(585) 218-3600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e)	Compensatory Arrangements of Certain Officers.

At a meeting held on April 27, 2007, the Human Resources Committee (the “Committee”) of the Board of Directors (the “Board”) of Constellation Brands, Inc. (the “Company”) took the following actions with regard to certain compensatory arrangements for certain of the Company’s senior management personnel, including its executive officers.

Adoption of Amendment Number 3 to the Company’s Annual Management Incentive Plan

On April 27, 2007, the Human Resources Committee of the Board of Directors approved Amendment Number 3 to the Company’s Annual Management Incentive Plan (the “Amendment”). The Amendment is effective as of April 27, 2007, and is subject to shareholder approval. The Amendment modifies the Annual Management Incentive Plan (the “Plan”) as follows:

(1)	increases to $5 million the maximum bonus that any Participating Executive (as that term is defined in the Plan) may receive in any fiscal year;
(2)	amends the definitions of “Disability” and “Retirement” as those terms are defined in Annex A of the Plan; and
(3)
amends the definition of “Performance Criteria” as that term is defined in Annex A of the Plan by expanding the list of potential performance measures from which the Committee can select when making awards under the Plan.

A copy of the Amendment as approved by the Committee is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Criteria for 2008 Fiscal Year Incentive Awards

Following approval of Amendment Number 3 to the Company’s Annual Management Incentive Plan (as more fully described above), the Committee adopted the 2008 Fiscal Year Award Program for Executive Officers (the “2008 Program for Executive Officers”), thereby establishing the performance criteria and the targets under the Annual Management Incentive Plan for the Company’s fiscal year ending February 29, 2008. Pursuant to the 2008 Program for Executive Officers, incentive awards for the Company’s 2008 fiscal year will be based on a percentage of base salary, depending upon the participant’s management position, and achieved performance during the plan year.

As only executive officers of the Company participate in the 2008 Program for Executive Officers, performance will be based solely upon achieved Company performance or a combination of achieved Company and division performance for the plan year, with potential awards ranging from a minimum of 17.5% to a maximum of 240% of base salaries for executive officers.  Performance targets are based upon:

(1)
“EBIT” (Earnings Before Interest and Taxes), which is equal to the sum of Operating Income plus Equity in Earnings of Equity Method Investees. “EBIT” is measured based on the Company’s performance for the period from March 1, 2007 through February 29, 2008.

(2)
“Free Cash Flow”, which is equal to Net Cash Provided by (Used in) Operating Activities minus Purchases of Property, Plant and Equipment. “Free Cash Flow” is measured based on the Company’s performance for the period from March 1, 2007 through February 29, 2008.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Amendment Number 3 to the Company’s Annual Management Incentive Plan.

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONSTELLATION BRANDS, INC.

Date: May 2, 2007	By:	/s/ Thomas S. Summer
Thomas S. Summer, Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

(99.1)	Amendment Number 3 to the Company’s Annual Management Incentive Plan.

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.